UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021 (June 2, 2021)
Commission File Number 0-25346

ACI WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware				47-0772104
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

600 Brickell Avenue	Suite 1500, PMB #11	Miami,	Florida	33131
(Address of Principal Executive Offices)				(Zip Code)
(305) 894-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ACIW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective June 2, 2021, the Board of Directors of ACI Worldwide, Inc. (the “Company”) adopted a new form of Restricted Share Unit Award Agreement for grants of Restricted Share Units to directors under the Company's 2020 Equity and Incentive Compensation Plan. This new form award agreement for directors is substantially similar to the existing Form of Restricted Share Unit Award Agreement for the Company's 2020 Equity and Incentive Compensation Plan except that it provides for acceleration of vesting upon a change in control. The new form award agreement for directors is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders
The Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on June 2, 2021. At the Annual Meeting, the stockholders voted on the following three proposals which are further described in the 2021 Proxy Statement.
Proposal 1: The stockholders elected each of the following ten nominees to the Board of Directors to hold office until the 2022 Annual Meeting of Stockholders.

Nominee	Votes For	Votes Withheld/Abstentions	Broker Non-Votes
Odilon Almeida	107,657,824.33	1,372,334.00	4,032,330.00
Charles K. Bobrinskoy	107,245,197.73	1,784,960.60	4,032,330.00
Janet O. Estep	106,698,462.33	2,331,696.00	4,032,330.00
James C. Hale III	104,906,471.73	4,123,686.60	4,032,330.00
Mary P. Harman	107,634,886.33	1,395,272.00	4,032,330.00
Didier R. Lamouche	102,457,162.33	6,572,996.00	4,032,330.00
Charles E. Peters, Jr.	106,604,730.73	2,425,427.60	4,032,330.00
Adalio T. Sanchez	106,557,949.33	2,472,209.00	4,032,330.00
Thomas W. Warsop III	107,689,438.73	1,340,719.60	4,032,330.00
Samir M. Zabeneh	107,707,842.33	1,322,316.00	4,032,330.00
Proposal 2: The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,019,945.33	987,736.00	54,807.00	0
Proposal 3: The stockholders approved, on an advisory basis, the named executive compensation as described in the 2021 Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,751,207.73	2,767,202.60	511,748.00	4,032,330.00

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Form of Director Restricted Share Unit Award Agreement for the Company's 2020 Equity and Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACI WORLDWIDE, INC. (Registrant)

Date: June 8, 2021	By:	/s/ DENNIS P. BYRNES
Dennis P. Byrnes
Executive Vice President and General Counsel